ARK ETF TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Scott R. Chichester, hereby constitutes and appoints Jane A. Kanter and Allison M. Fumai, his attorneys-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of ARK ETF Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: June 30, 2014

/s/ Scott R. Chichester
Scott R. Chichester

ARK ETF TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Darlene T. DeRemer, hereby constitutes and appoints Jane A. Kanter and Allison M. Fumai, her attorneys-in-fact, with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of ARK ETF Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: June 30, 2014

/s/ Darlene T. DeRemer
Darlene T. DeRemer

ARK ETF TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Catherine D. Wood, hereby constitutes and appoints Jane A. Kanter and Allison M. Fumai, her attorneys-in-fact, with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of ARK ETF Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: June 30, 2014

/s/ Catherine D. Wood
Catherine D. Wood

ARK ETF TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Robert G. Zack, hereby constitutes and appoints Jane A. Kanter and Allison M. Fumai, his attorneys-in-fact, with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of ARK ETF Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: June 30, 2014

/s/ Robert G. Zack
Robert G. Zack